SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 4, 2002

MTI TECHNOLOGY CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of
Incorporation or Organization)

0-23418 (Commission File Number)	95-3601802 (I.R.S. Employer Identification No.)

4905 E. La Palma Avenue
Anaheim, California 92807
(Address of Principal Executive Offices) (Zip Code)

(714) 970-0300
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     The information set forth in the Registrant’s news release dated December 4, 2002 is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)      Exhibits

99.1	Text of Press Release dated December 4, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION

Date: December 4, 2002.	/s/ Mark A. Franzen Mark A. Franzen Chief Financial Officer

Index to Exhibits

Exhibit	Description

99.1	Text of Press Release dated December 4, 2002.